                                                                    EXHIBIT 10.2

----------------------------------------------------------------------------------------------------------------------------------
AWARD/CONTRACT                             1.   THIS CONTRACT IS A RATED ORDER              RATING           PAGE OF PAGES
                                                UNDER DPAS (15 CFR 350)                                         1      8
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2.   CONTRACT (Proc. Inst. Ident.) NO.     3.   EFFECTIVE DATE                4.   REQUISITION/PURCHASE REQUEST/PROJECT NO.
DAAD19-01-C-0078                                                 12 Sep 2001   P-42477-MS-000-01072-
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                                                                                                                    --------------
5.   ISSUED BY                     CODE    DAAD19              6.   ADMINISTERED BY  (If other than Item 5)   CODE
                                           -------------------                                                      --------------

U.S. ARMY ROBERT MORRIS ACQUISITION                            SEE ITEM 5
P.O. BOX 12211
RESEARCH TRIANGLE PARK NC  27709-2211

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7.   NAME AND ADDRESS OF CONTRACTOR  (No., street, city, county, state and zip code)  8.   DELIVERY
                                                                                           [    ] FOB ORIGIN    [ X ] OTHER
LIQUIDMETAL TECHNOLOGIES INC.                                                                                         (see below)
25800 COMMERCENTRE, # 100
LAKE FOREST CA  92630
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                                                                                      9.   DISCOUNT FOR PROMPT PAYMENT

                                                                                      Net 30 Days

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                                                                                      10.  SUBMIT INVOICES            ITEM

                                                                                      (4 copies unless otherwise           Block 6
                                                                                      specified)
                                                                                      TO THE ADDRESS
-------------------------------------------------------------------------------------
CODE  0XNT1                                       FACILITY CODE                       SHOWN IN:
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11.  SHIP TO/MARK FOR                     CODE    DAAD19          12.  PAYMENT WILL BE MADE BY                  CODE  HQ303
                                                                                                                      ------------
U.S. ARMY RESEARCH OFFICE                                         DEFENSE FINANCE AND ACCOUNTING SERVICE
RECEIVING                                                         ROCK ISLAND OPERATING LOCATION
P.O. BOX 12211                                                    ATTN:  DFAS-RI-FPV
RESEARCH TRIANGLE PARK NC  27709-2211                             BUILDING 68
                                                                  ROCK ISLAND IL  61299-8000

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15A.  ITEM NO                    15B. SUPPLIES/SERVICES          15C.  QUANTITY    15D.  UNIT    15E.  UNIT PRICE     15F.  AMOUNT
----------------------------------------------------------------------------------------------------------------------------------




                                       SEE SCHEDULE




----------------------------------------------------------------------------------------------------------------------------------
                                                                       15G.  TOTAL AMOUNT OF CONTRACT                  $249,962.00
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                                              16.  TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
  (X)     SEC.                                              PAGE(S)    (X)   SEC.          DESCRIPTION                     PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                  PART I - THE SCHEDULE                                              PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
   X        A    SOLICITATION/CONTRACT FORM                 1-1         X      I    CONTRACT CLAUSES                           6-8
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   X        B    SUPPLIES OR SERVICES AND PRICES/COSTS      2                  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER
                                                                               ATTACHMENTS
----------------------------------------------------------------------------------------------------------------------------------
   X        C    DESCRIPTION/SPECS/WORK STATEMENT           3                  J    LIST OF ATTACHMENTS
----------------------------------------------------------------------------------------------------------------------------------
   X        D    PACKAGING AND MARKING                      3                     PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
   X        E    INSPECTION AND ACCEPTANCE                  3                       REPRESENTATIONS, CERTIFICATIONS AND
                                                                               K    OTHER STATEMENTS OF OFFERORS
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   X        F    DELIVERIES OR PERFORMANCE                  3
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   X        G    CONTRACT ADMINISTRATION DATA               4                  L    INSTRS., CONDS., AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
   X        H    SPECIAL CONTRACT REQUIREMENTS              4-6                M    EVALUATION FACTORS FOR AWARD
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                                     CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------- ------------------------------------------------------------
17. [X]  CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required     18.  [  ]  AWARD (Contractor is not required to sign this
to sign this document and return ___ copies to issuing office.)       document.)  Your offer on Solicitation Number
Contractor agrees to furnish and deliver all items or perform all     _____________________________________________ including the
the services set forth or otherwise identified above and on any       additions or charges made by you which additions or changes
continuation sheets for the consideration stated herein.  The         are set forth in full above, is hereby accepted as to the
rights and obligations of the parties to this contract shall be       items listed above and on any continuation sheets.  This
subject to and governed by the following documents:  (a) this         award consummates the contract which consists of the
award/contract, (b) the solicitation, if any, and (c) such            following documents: (a) the Government's solicitation and
provisions, representations, certifications, and specifications,      (b) this award/contract.  No further contractual document is
are attached or incorporated by reference herein.                     your offer, and necessary.
(Attachments are listed herein.)
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19A.  NAME AND TITLE OF SIGNER      (Type or print)                   20A.  NAME AND TITLE OF CONTRACTING OFFICER

/s/ John Grant, VP & General Counsel                                  PATSY S. ASHE/GRANTS/CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
19B.  NAME OF CONTRACTOR                  19C.  DATE SIGNED           20B.  UNITED STATES OF AMERICA          20C.  DATE SIGNED

LIQUIDMETAL TECHNOLOGIES                                              BY    /s/ Patsy S. Ashe                       17-Sep-2001
                                                                         ---------------------------------
                                                                        (Signature of Contracting Officer)
BY:   /s/ John Grant
----------------------------------------
(Signature of person authorized to sign)
----------------------------------------------------------------------------------------------------------------------------------

                                                                DAAD19-01-C-0078

SECTION B          Supplies or Services and Prices

ITEM NO 0001       SUPPLIES/SERVICES                         UNIT
                                                             Dollars,
                                                             U.S.
                   CONTRACT AWARD

                   COST-Non-personal services and materials to perform research as specified in the proposal (42477-MS) titled "Refractory
                   Amorphous Metals and Composites". The proposal is hereby incorporated by reference into this contract and the performance period is specified in Section F. Base period of performance is seven months.


                                                                                  ESTIMATED COST     $249,962.00
                   ACRN AA Funded Amount                                                             $249,962.00


ITEM NO 0002       SUPPLIES/SERVICES                         UNIT
                                                             Dollars,
                                                             U.S.
                   OPTION ONE
                   COST

                                                                                  ESTIMATED COST     $177,977.00

ITEM NO 0003       SUPPLIES/SERVICES                         UNIT
                                                             Dollars,
                                                             U.S.
                   OPTION TWO
                   COST
                                                                                  ESTIMATED COST     $821,974.00

ITEM NO 0004       SUPPLIES/SERVICES                         UNIT
                                                             Dollars,
                                                             U.S.
                   OPTION THREE
                   COST
                                                                                  ESTIMATED COST     $749,931.00



B.1 The type of contract is Cost No Fee.

B.2 The estimated cost for performance of this contract is as follows:

                   Estimated Cost              $249,962
                   Fee                               -0-
                   Total Cost and Fee          $249,962

                  The final price of this contract shall be the total of all costs determined reimbursable in accordance with the general provision of the contact entitled "Allowable Cost and Payment" but not exceeding the estimated cost plus the fixed fee, if any, both of which are specified above.

                                                                DAAD19-01-C-0078

SECTION C         Descriptions and Specifications

C.1 The research to be performed under this contact will be in accordance with details in the contractor s proposal and modifications thereto, if any, described below. (A copy of the proposal is on file at the Army Research Office.)

                  Proposal Title: REFRACTORY AMORPHOUS METALS AND COMPOSITES

                  Proposal No: 42477-MS
                  Proposal/Modification Date(s): 26 October 2000 cost proposals revised 19 March 2001, 30 August
                  2001 and 5 September 2001
                  Principal Investigator: Dr. Atakan Peker

C.2 The report called for under this contract shall be prepared in accordance with ARO Form 18, U.S. Army Research Office Reporting Instructions, located at: www.aro.army.mil/forms/forms2.htm#fm18. The ARO technical representative requires a brief monthly report on the status of the project. Email is acceptable for these reports and encouraged. The email address is mullins@aro.arl.army.mil. Other reports including the final will follow normal ARO requirements.

SECTION D         Packaging and Marking

D.1 Reports delivered under this contract shall be afforded the degree of packaging (preservation and packing) required to prevent damages due to the hazards of shipment and handing.

SECTION E         Inspection and Acceptance

E.1 The contractor will submit all scientific reports to the office specified in ARO Form 18 located at www.aro.army.mil/forms/forms2.htm#fm18 for inspection and acceptance. This contract takes precedence for email address identified in ARO Form 18.

SECTION F         Deliveries or Performance

F.1 Research called for by this contract shall be performed during the period 12 September 2001 - 11 April 2002. This contract also contains three option periods: The first option period is for 5 months, 12 April 2002 - 11 September 2002, and two options for one year periods of 12 September 2002 - 11 September 2003 and 12 September 2003 - 11 September 2004 which the Government may unilaterally exercise (refer to FAR 52.217-8, Section 1).

F.2 Reports called for by this contract shall be submitted electronically in PDF format when possible. You may download the electronic form SF298 and SF298 continuation sheet from the ARO's home page at www.aro.army.mil/forms/forms2.htm#fm18. The forms were created in MS Word and MS Word 97. Refer to ARO Form 18 for specific reporting requirements for each type of report. If you are not able to submit reports electronically, you should submit as indicated in ARO Form 18. The use of color in reports is discouraged for both electronic documents and hard copy documents.

SECTION G         Contract Administration Data

G.1               Delegation of Administrative Functions:

                  a. The Army Research Office (ARO) retains all contact administration functions.

                  b. A pre-payment audit is required on the first invoice and/or voucher to test the validation of the accounting system and to assure that the system has been properly implemented.

                                                                DAAD19-01-C-0078

                  c. All vouchers, both interim and final, shall be submitted for approval to the following office:

                           Defense Contract Audit Agency
                           Santa Ana Branch Office
                           3 Hutton Centre Drive, Suite 750
                           Santa Ana, California 92707-5704
                       Phone Number:(714) 435-2200
                       FAX          (714) 435-2280
                       E-mail Address        dcaa-fao4l8l@dcaa.mil

G.2 Payment Information and Inquiries: The Contractor should contact the DFAS Office indicated in Block 12 of the SF 26 for information or inquiries regarding payments on this contract. Telephonic inquires may be made on 1-888-332-7742 or electronic inquiries on http://www.dfas.niij/money/vendor/index.htm. In the event DFAS cannot answer the Contractor's inquiry, the Contracting Officer may be contacted for assistance.

G.3               Contracting Officer's Representative (COR)

                  Dr. William Mullins
                  135 Army Research Office
                  4300 South Miami Boulevard
                  P. O. Box 12211
                  Research Triangle Park, NC 27709-2211
                  Voice:   (919) 549-4286
                  FAX: (919) 549-4310
                  Email: mullins@aro.arl.army.mil

G.4 Invoicing. The government shall make payments to the Contractor when requested as work progresses, but not more often that once every 2 weeks, in the amounts determined to be allowable by DCAA in accordance with SubPart 31.2 of the Federal Acquisition Regulation in effect on the date of this contract and terms of the contract.

G.5               ACCOUNTING AND APPROPRIATION DATA

                  AA:971040013011RPAROD1Y10L314000255Y1XYR011AR42477MS00001XYR01S18129

                  AMOUNT:  $249,962.00


SECTION H         Special Contract Requirements

H.1               Acknowledgment of Sponsorship

                  a. The contractor agrees that in the release of information relating to this contract, such release shall include a statement to the effect that the project or effort depicted was or is sponsored by the U.S. Army Research Office, and that the content of the information does not necessarily reflect the position or the policy of the Government, and no official endorsement should be inferred.

                  b. For the purpose of this provision, "information" includes news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, trade association proceedings, symposia, etc.

                  c. The contractor further agrees to include this provision if any subcontract awarded as a result of this contract.

                                                                DAAD19-01-C-0078

H.2               Publications

                  Publication of results of the research project in appropriate professional journals is encouraged as an important method of recording and reporting scientific information. One copy of each paper planned for publication will be submitted to the Contracting Officer's Representative simultaneously with its submission for publication. Following publication, copies of published papers shall be submitted to the Contacting Officer's representative, or to the other addresses in quantities publication. Following publication, copies of published papers shall be submitted to the Contracting Officer's Representative, or to the other addressees in quantities as may be directed by the Contracting Officer.

H.3 The contractor is to note acknowledgements in publications or other media that support is from DARPA as well as technical/contact support from ARO.

H.4               Research Responsibility

                  a. The contractor shall bear responsibility for the conduct of the research specified in the contractor's proposal identified in the contract. The contractor will exercise judgment in obtaining the stated research objectives within the limits of the terms and conditions of the contract; provided, however, that the contractor will obtain the contracting officer's approval to change the Statement of Work. Consistent with the foregoing the contractor shall conduct the work as set forth in his proposal and accepted by the contract award.

                  b. The principal investigator identified in the proposal shall be continuously responsible for the conduct of the research project, and shall be closely involved with the research efforts.

                  c. The contractor shall advise the contacting officer if the principal investigator(s) identified in the contract plan to devote less effort to the work than set forth in the proposal.

                  d. The contractor shall obtain the contacting officer's approval prior to changing the principal investigator's identified in the proposal.

H.5               Restriction on Printing

                  The Government authorizes the reproduction of reports, data or other written material, if required, provided the material produced does not exceed 5,000 production units of any page, and items consisting of multiple pages do not exceed 25,000 production units in the aggregate. The contractor shall obtain the express prior written authorization of the contracting officer to reproduce material in excess of the quantities cited above.

H.6               Approved Accounting System

                  The contractor shall, as a condition of this contract, establish and have in place an approved accounting system prior to the end this seven months performance period. As a minimum, the system shall be considered adequate for determining, allocating and accumulating costs applicable to this cost reimbursement contract.

                                                                DAAD19-01-C-0078

                           PART II GENERAL PROVISIONS
                          SECTION I - Contract Clauses

I.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

FAR 52.252-2 Clauses Incorporated by Reference (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request. the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://farsite.hill.af.mil/vffar1.htm. The DFARS is available electronically via the World Wide Web at http://www.acq.osd.mil/dp/dfars.htm1.

CLAUSES INCORPORATED BY REFERENCE:

52.203-3            Gratuities                                                           APR 1984
52.203-5            Covenant Against Contingent Fees                                     APR 1984
52.203-6            Restrictions On Subcontractor Sales To The Government                JUL 1995
52.203-7            Anti-Kickback Procedures                                             JUL 1995
52.203-8            Cancellation, Rescission, and Recovery of Funds for Illegal or       JAN 1997
                    Improper Activity
52.203-10           Price Or Fee Adjustment For Illegal Or Improper Activity             JAN 1997
52.230-12           Limitation On Payments To Influence Certain Federal Transactions     JUN 1997
52.204-4            Printing/Copying Double-Sided on Recycled Paper                      JUN 1996
52.209-6            Protecting the Government's Interest When Subcontracting With        JUL 1995
                    Contractors Debarred, Suspended, or Proposed for Debarment
52.215-8            Order of Precedence--Uniform Contract Format                         OCT 1997
52.215-10           Price Reduction for Defective Cost or Pricing Data                   OCT 1997
52.215-12           Subcontractor Cost or Pricing Data                                   OCT 1997
52.215-14           Integrity of Unit Prices                                             OCT 1997
52.215-15           Pension Adjustments and Asset Reversions                             DEC 1998
52.215-17           Waiver of Facilities Capital Cost of Money                           OCT 1997
52.215-18           Reversion or Adjustment of Plans for Postretirement Benefits (PRB)   OCT 1997
                    Other than Pensions
52.215-19           Notification of Ownership Changes                                    OCT 1997
52.215-21           Requirements for Cost or Pricing Data or Information Other Than      OCT 1997
                    Cost or Pricing Data--Modifications
52.216-7            Allowable Cost And Payment                                           MAR 2000
52.216-11           Cost Contract-No Fee                                                 APR 1984
52.217-8            Option to Extend Services                                            NOV 1999
52-217-9            Option to Extend the Term of the Contract                            NOV 1999
52.219-8            Utilization of small Business Concerns                               OCT 1999
52.222-2            Payment for Overtime Premiums (Insert "0")                          JULY 1999
52.222-3            Convict Labor                                                        AUG 1996
52.222-21           Prohibition Of Segregated Facilities                                 FEB 1999
52.222-26           Equal Opportunity                                                    FEB 1999
52.222-29           Notification Of Visa Denial                                          FEB 1999
52.222-35           Affirmative Action For Disabled Veterans And Veterans of the         JUN 1998
                    Vietnam Era
52.222-36           Affirmative Action For Workers With Disabilities                     JUN 1998
52.222-37           Employment Reports On Disabled Veterans And Veterans Of The          JAN 1999
                    Vietnam Era
52.223-3            Hazardous Material Identification and Material Safety Data           JAN 1997
52.223-6            Drug Free Workplace                                                  JAN 1997
52.223-14           Toxic Chemical Release Reporting                                     OCT 2000
52.227-1 Alt I      Authorization And Consent (Jul 1995) - Alternate I                   APR 1984

                                                                DAAD19-01-C-0078

52.227-2            Notice And Assistance Regarding Patent And Copyright Infringement    AUG 1996
52.227-11           Patent Rights-Retention by the Contractor (Short Form)               JUN 1997
52.228-7            Insurance--Liability To Third Persons                                MAR 1996
52.232-9            Limitation On Withholding Of Payments                                APR 1984
52.232-20           Limitation Of Cost                                                   APR 1984
52.232-23           Assignment Of Claims                                                 JAN 1986
52.232-25           Prompt Payment                                                       JUN 1997
52.232-33           Payment by Electronic Funds Transfer--Central Contractor             MAY 1999
                    Registration
52.233-1            Disputes                                                             DEC 1998
52.233-3  I         Protest After Award (AUG 1996) Alternate I                           JUN 1985
52.242-1            Notice of Intent to Disallow Costs                                   APR 1984
52.242-3            Penalties for Unallowable Costs                                      OCT 1995
52.242-13           Bankruptcy                                                           JUL 1995
52.243-2 Alt V      Changes--Cost-Reimbursement (Aug 1987) - Alternate V                 APR 1984
52.244-2 Alt I      Subcontracts (Aug 1998) - Alternate I                                AUG 1998
52.244-5            Competition In Subcontracting                                        DEC 1996
52.244-6            Subcontractors for Commercial Items                                  MAY 2001
52.245-5            Government Property (Cost-Reimbursement Time-And-Materials, Or       JAN 1986
                    Labor Hour Contracts)
52.246-8            Inspection Of Research And Development Cost Reimbursement            APR 1984
52.246-25           Limitation Of Liability--Services                                    FEB 1997
52.247-1            Commercial Bill Of Lading Notations                                  APR 1984
52.247-63           Preference for U.S. Flag Air Carriers                                JAN 1997
52.249-6            Termination (Cost Reimbursement)                                     SEP 1996
252.201-7000        Contracting Officer's Representative                                 MAR 1999
252.203-7001        Prohibition On Persons Convicted of Fraud or Other                   MAR 1999
                    Defense-Contract-Related Felonies
252.204-7000        Disclosure of Information                                            DEC 1991
252.204-7003        Control of Government Personnel Work Product                         APR 1992
252.204-7004        Required Central Contractor Registration                             MAR 2000
252.205-7000        Provisions of Information to Cooperative Agreement Holders           DEC 1991
252.209-7000        Acquisition From Subcontractors Subject To On-Site Inspection        NOV 1995
                    Under The Intermediate Range Nuclear Forces (INF) Treaty
252.209-7003        Compliance with Veterans' Employment Reporting Requirements          MAR 1998
252.209-7004        Subcontracting With Firms That Are Owned or Controlled By The        MAR 1998
                    Government of a Terrorist Country
252.215-7000        Pricing Adjustments                                                  DEC 1991
252.215-7002        Cost Estimating System Requirements                                  OCT 1998
252.219-7003        Small, Small Disadvantage Business an Women-Owned Small Business     APR 1996
                    Subcontracting Plan (DoD Contracts)
252.225-7001        Buy American Act And Balance Of Payments Program                     MAR 1998
252.225-7009        Duty-Free Entry--Qualifying Country Supplies (End Products and       MAR 1998
                    Components)
252.225-7012        Preference for Certain Domestic Commodities                          AUG 2000
252.225-7026        Reporting of Contract Performance Outside the United States          JUN 2000
252.225-7031        Secondary Arab Boycott Of Israel                                     JUN 1992
252.227-7013        Rights in Technical Data--Noncommercial Items                        NOV 1995
252.227-7016        Rights in Bid or Proposal Information                                JUN 1995
252.227-7030        Technical Data--Withholding Of Payment                               MAR 2000
252.227-7034        Patents--Subcontracts                                                APR 1984
252.227-7036        Declaration of Technical Data Conformity                             JAN 1997
252.227-7037        Validation of Restrictive Markings on Technical Data                 SEP 1999
252.227-7039        Patents-- Reporting Of Subject Inventions                            APR 1990

                                                                DAAD19-01-C-0078

252.231-7000        Supplemental Cost Principles                                         DEC 1991
252.235-7004        Options to Extend the Term of the Contract                           DEC 1991
252.235-7010        Acknowledgment of Support and Disclaimer                             MAY 1995
252.242-7004        Material Management And Accounting System                            SEP 1996
252.243-7002        Requests for Equitable Adjustment                                    MAR 1998
252.245-7001        Reports Of Government Property                                       MAY 1994
252.247-7023        Transportation of Supplies by Sea                                    MAR 2000
252.242-7000        Postaward Conference                                                 DEC 1991

**** A FINAL PATENT REPORT (DD FORM 882) IS REQUIRED TO BE SUBMITTED WITHIN SIXTY (60) DAYS AFTER COMPLETION OF THE CONTRACT.****

Corporate Status: Corporation incorporated under the laws of the state of CA Taxpayer Identification Number: 33-0264467